Exhibit 10.64

I#: 2013203736 BK: 18055 PG: 262, 06/21/2013 at 03:30 PM, RECORDING 10 PAGES

$86.50 M DOC STAMP COLLECTION: $4530.75 INTANGIBLE TAX $2588.82 KEN BURKE,

CLERK OF COURT AND COMPTROLLER PINELLAS COUNTY, FL BY DEPUTY CLERK: CLKPR14

THIS DOCUMENT WAS PREPARED BY, AND
AFTER RECORDING, RETURN TO:

Dentons US LLP
233 South Wacker, Suite 7800
Chicago, Illinois 60606
Attention: Steven R. Davidson, Esq.

SPACE ABOVE THIS LINE FOR RECORDER’S USE

AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS, SECURITY
AGREEMENT AND FIXTURE FILING, NOTICE OF FUTURE ADVANCE
AND SPREADER AGREEMENT

by

WATERTON LANSBROOK VENTURE, L.L.C.,

a Delaware limited liability

company, as Mortgagor,

to and in favor of

BANK OF AMERICA, N.A.,

 a national banking association,

as Mortgagee

This document serves as a Fixture Filing under the
Florida Uniform Commercial Code

Mortgagor's Organizational Identification Number is
4970971

NOTE TO CLERK: THIS AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING, NOTICE OF FUTURE ADVANCE AND SPREADER AGREEMENT (THIS "AMENDMENT'') AMENDS A PRIOR MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING EXECUTED BY THE SAME OBLIGOR/MORTGAGOR AND RECORDED IN OFFICIAL RECORDS BOOK 17747, AT PAGES 111 THROUGH 138 OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA (THE “PUBLIC RECORDS"). FLORIDA DOCUMENTARY STAMP AND NON-RECURRING INTANGIBLE TAXES DUE ON THE PRIOR MORTGAGE WERE PAID UPON RECORDATION OF SUCH DOCUMENT IN THE PUBLIC RECORDS. THIS AMENDMENT ALSO EVIDENCES A FUTURE ADVANCE IN THE AMOUNT OF $1,294,408.13. ACCORDINGLY, FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT OF $4,530.75 AND NON-RECURRING INTANGIBLE TAX IN THE AMOUNT OF $2,588.81 DUE ON SUCH FUTURE ADVANCE HAVE BEEN PAID UPON RECORDATION OF HIS AMENDMENT.

RECORDED ELECTRONICALLY
ID County Pinellas
Date 6/19/13 Time 12:51pm
www.simplifile.com 800.460.5657

THIS DOCUMENT WAS PREPARED BY, AND
AFTER RECORDING, RETURN TO:

Dentons US LLP
233 South Wacker, Suite 7800
Chicago, Illinois 60606
Attention: Steven R. Davidson, Esq.

SPACE ABOVE THIS LINE FOR RECORDER’S USE

AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS, SECURITY
AGREEMENT AND FIXTURE FILING, NOTICE OF FUTURE ADVANCE
AND SPREADER AGREEMENT

by

WATERTON LANSBROOK VENTURE, L.L.C.,

a Delaware limited liability
company, as Mortgagor,

to and in favor of

BANK OF AMERICA, N.A.,

a national banking association,

as Mortgagee

This document serves as a Fixture Filing under the
Florida Uniform Commercial Code

Mortgagor's Organizational Identification Number is
4970971

NOTE TO CLERK: THIS AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING, NOTICE OF FUTURE ADVANCE AND SPREADER AGREEMENT (THIS "AMENDMENT'') AMENDS A PRIOR MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING EXECUTED BY THE SAME OBLIGOR/MORTGAGOR AND RECORDED IN OFFICIAL RECORDS BOOK 17747, AT PAGES 111 THROUGH 138 OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA (THE “PUBLIC RECORDS"). FLORIDA DOCUMENTARY STAMP AND NON-RECURRING INTANGIBLE TAXES DUE ON THE PRIOR MORTGAGE WERE PAID UPON RECORDATION OF SUCH DOCUMENT IN THE PUBLIC RECORDS. THIS AMENDMENT ALSO EVIDENCES A FUTURE ADVANCE IN THE AMOUNT OF $1,294,408.13. ACCORDINGLY, FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT OF $4,530.75 AND NON-RECURRING INTANGIBLE TAX IN THE AMOUNT OF $2,588.81 DUE ON SUCH FUTURE ADVANCE HAVE BEEN PAID UPON RECORDATION OF HIS AMENDMENT.

AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS, SECURITY
AGREEMENT AND FIXTURE FILING, NOTICE OF FUTURE ADVANCE
AND SPREADER AGREEMENT

This AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING, NOTICE OF FUTURE ADVANCE AND SPREADER AGREEMENT (this " Modification") is entered into as of June 17, 2013 (the "Effective Date"), and is given by WATERTON LANSBROOK VENTURE, L.L.C., a Delaware limited liability company, whose mailing address is 30 S. Wacker Drive, #3600, Chicago, Illinois 60606, Attn: Erin Ankin, hereinafter called "Mortgagor," to BANK OF AMERICA, N.A., a national banking association, whose mailing address is 135 South LaSalle, Suite 630, Chicago, Illinois 60603, hereinafter called "Mortgagee."

RECITALS:

WHEREAS, pursuant to the terms of that certain Term Loan Agreement dated as of September 28, 2012, between Mortgagor and Mortgagee (the "Loan Agreement"), Mortgagee agreed to make a loan in the maximum amount of $34,000,000.

WHEREAS, to evidence repayment of the Loan, Mortgagor executed and delivered to Mortgagee a Promissory Note dated as of September 28, 2012, in the original principal amount of $34,000,000 (the "Note").

WHEREAS, the Note is secured by, among other things, that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing made by Mortgagor to Mortgagee, dated as of September 28, 2012 and recorded with the Clerk of Court and Comptroller of Pinellas County, Florida, on October 11, 2012 in Official Records Book 17747, at Pages 111 through 138 (the "Mortgage"), which encumbers that certain real property located in Pinellas County, Florida, as more particularly described on Exhibit A of the Mortgage (the "Property").

WHEREAS, on or prior to the date hereof, Mortgagor acquired fee simple interest to the additional condominium units which are listed on Schedule 1-1 which is attached hereto and made a part hereof; such additional condominium units are referred to as the "Additional Units".

WHEREAS, Mortgagor is required as a condition to an additional $1,294,408.13 disbursement under the Loan Agreement, to mortgage the Additional Units as security for the Note and to modify the Mortgage to reflect the addition of such collateral for the Loan.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor and Mortgagee agree as follows:

1.          Recitals. The foregoing recitals are true and correct and incorporated by reference herein.

2.          Defined Terms. All initially capitalized terms which are used herein but not defined shall have the meanings set forth in the Mortgage.

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3.          Additional Collateral. Mortgagor does hereby agree that the Additional Units shall be added to the Mortgage and that the lien of the Mortgage shall be spread to include the Additional Units. Mortgagor further agrees that the Additional Units shall be considered "Units" as such term is defined in the Mortgage.

4.          Security. The Mortgage secures (x) the payment of the indebtedness evidenced by the Note, in the principal amount and interest at the rate set forth in the Loan Agreement, together with all renewals, modifications, consolidations and extensions of the Loan Agreement, all additional advances or fundings made by Mortgagee thereunder, and any other amounts required to be paid by Mortgagor under any of the loan documents evidencing or securing the Note, and

(y) the full performance of Mortgagor of all of the terms, covenants and obligations set forth in the Loan. The priority of all of the indebtedness secured by the Mortgage shall be deemed to relate back to the recordation date of the Mortgage.

5.          Legal Description. Exhibit A (including Schedule 1 thereto) to the Mortgage is hereby deleted in its entirety and replaced with Exhibit A (including Schedule 1 thereto) attached hereto and made a part hereof. Mortgagor hereby grants, bargains, sells, aliens, remises, releases, assigns, mortgages, hypothecates, deposits, pledges, sets over, confirms, warrants, and conveys unto Mortgagee all of the property described in Exhibit A attached hereto, to secure payment of the Obligations.

6.          Representations and Warranties. Mortgagor hereby remakes as of the date hereof all of the representations and warranties in Article III of the Mortgage and Article III of the Loan Agreement and for purposes of such representations and warranties, the term "Property" shall include the Additional Units being encumbered pursuant to this Modification.

7.          Captions. All headings and captions in this Modification are for convenience of reference only and shall not be used in the interpretation of any provisions of this Modification.

8.          Continuing Validity. Mortgagor does hereby ratify and reaffirm its obligations contained in the Mortgage, as modified hereby, as being in full force and effect as of the date of execution and recordation hereof. Except as expressly modified in this Modification, the Mortgage remains unmodified and in full force and effect.

9.          Severability. All provisions contained in this Modification are severable and the invalidity or unenforceability of any provisions shall not affect or impair the validity or enforceability of the remaining provisions of this Modification. All of the obligations and agreements of the Mortgagor set forth herein shall survive the recordation of this Modification.

10.        Terminology. Where appropriate, all references to the singular shall include the plural and vice versa and all references to any gender shall include the others.

11.        Conflict. In the event of any conflict among the terms hereof and the terms of the Mortgage, the terms hereof shall govern and prevail.

12.        Governing Law. This Modification shall be construed, governed and enforced in accordance with the Laws in effect from time to time in the State of Florida.

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13.         Counterparts. This Modification may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if al1 parties had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument

14.         Successors and Assigns. Mortgagor shall be deemed to include the respective successors and assigns of Mortgagor. The obligations of Mortgagor, with respect to Mortgagee, shall be limited to the value of its secured Property.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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The parties have entered into this Modification as of the date hereinabove set forth.

MORTGAGOR:

WATERTON LANSBROOK VENTURE, L.L.C., a Delaware limited liability company

By:	WRPV XI Lansbrook Tampa, L.L.C., a Delaware limited liability company, as manager

	By:	Waterton Venture XI Holdings, L.L.C., a Delaware limited liability company, as manager

		By:	Waterton Residential Property Venture XI, L.P., a Delaware limited partnership, as a manager

		By:	Waterton Residential Property Venture XI (PF-1), L.P., a Delaware limited partnership, as a manager

			By:	Waterton Venture XI GP, L.L.C., a Delaware limited liability company, as general partner

By: Waterton Associates L.L.C., an Illinois limited liability company, as sole member

				By:	/s/ Peter Vilim
Peter Vilim, a Manager

WITNESS OR ATTEST

/s/ Angela M. Mostardi
Name:	Angela M. Mostardi

/s/ Donna Edmonson
Name:	Donna Edmonson

[SEAL]

5

STATE OF ILLINOIS	)

COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 13 day of June, 2013 by Peter Vilim, a Manager of Waterton Associates L.L.C., as sole member of Waterton Venture XI GP, L.L.C., as general partner of Waterton Residential Property Venture XI (PF-1), L.P., and Waterton Residential Property Venture XI, L.P., each a manager of Waterton Venture XI Holdings, L.L.C., as manager of WRPV XI Lansbrook Tampa, L.L.C., as manager of WATERTON LANSBROOK VENTURE, L.L.C., a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced as identification.

/s/ Carolyn Martha Lagor

Printed Name:	Carolyn Martha Lagor
Notary Public
Serial Number (if any): My Commission Expires:

(NOTARY SEAL) Official Seal Carolyn Martha Lagor Notary Public State of Illinois My Commission Expires 08/17/2015

6

Exhibit A

Legal Description

PARCEL 1:

UNITS as shown on Schedule I being in the following:

LANSBROOK VILLAGE CONDOMINIUM, a Condominium according to the Declaration of Condominium thereof, as recorded in O.R. Book 14696, Pages 673 through 874, inclusive and according to the Plat thereof recorded in Condominium Book 139, Pages 42 through 62, inclusive and all amendments thereof, of the Public Records of Pinellas County, Florida, together with an undivided interest in the common elements for each unit described in Schedule 1.

PARCEL 2:

Easements in and to the common areas, as more particularly defined and described in the Declaration of Covenants, Conditions, Restrictions and Easements for The Villages at Lansbrook (The "Villages at Lansbrook Declaration, recorded December 17, 1999, in O.R. Book 10758, Page 763, as further supplemented by the document recorded in O.R. Book 10758, Page 855, as further supplements by the document recorded in O.R. Book 11378, Page 120 and as Amended and Restated by Amended and Restate Declaration of Covenants, Conditions, Restrictions and Easements for Village of Lansbrook, recorded in 0.R. Book 12489, Page 2341, Second Amended and Restate Declaration of Covenants, Conditions, Restrictions and Easements for Villages of Lansbrook recorded October 4, 2004, in O.R. Book 13864, Page 2510, all of the Public Records of Pinellas County, Florida, LESS and EXCEPT those easement areas created under the aforementioned documentation that are located within Parcel 1 described above.

PARCEL 3:

Drainage and retention easements over the drainage area more particularly described and defined in the Declaration of Drainage Easements and Maintenance Agreement (the ''Drainage Declaration") recorded October 15, 1993, in O.R. Book 8437, Page 1145, as modified by O.R. Book 9109, Page 1086 and as supplemented by document recorded in O.R. Book 11378, Page 111, all of the Public Records of Pinellas County, Florida.

SCHEDULE 1 to Exhibit A, LEGAL DESCRIPTION

PARCEL 1 con’t:

Cambridge Village "C" Units

C01-101 C02-101 C03-106	C01-103 C02-103 C03-201	C01-104 C02-104 C03-202	C01-106 C02-201 C03-203	C02-202 C03-204	C01-201 C03-101 C03-205	C01-202 C03-102 C04-101	C01-205 C03-104 C04-102	C01-206 C03-105 C04-103
C04-104	C04-201	C04-203	C04-204	C05-104	C05-105	C05-106	C05-202	C05-203
C05-205	C05-206	C06-101	C06-102	C06-103	C06-104	C06-201	C06-203	C06-204
C07-104	C07-105	C07-106	C07-201	C07-202	C07-204	C07-206	C08-101	C08-104
C08-201	C08-203	C08-204	C09-101	C09-102	C09-103	C09-104	C09-201	C09-202
C09-203	C09-204	C10-102	C10-103	C10-104	C10-105	C10-106	C10-201	C10-202
C10-203	C10-205	C10-206	C11-101	C11-102	C11-103	C11-201	C11-202	C11-203
C12-101	C12-104	C12-201	C12-203	C13-101	C13-102	C13-104	C13-201	C13-203
C13-204	C14-102	C14-104	C14-201	C14-202	C14-204	C15-101	C15-102	C15-104
C15-201	C15-202	C15-204	C16-101	C16-102	C16-104	C16-201	C16-202	C16-203
C16-204	C17-103	C17-104	C17-201	C17-202	C17-203	C17-204	C18-101	C18-102
C18-103	C18-104	Cl8-201	C18-202	C18-203	C18-204	C19-104	C19-201	C19-203
C19-204	C20-101	C20-104	C20-201	C20-204	C21-101	C21-102	C21-103	C21-104
C21-201	C21-202	C2l -203	C22-103	C22-104	C22-105	C22-l06	C22-204	C22-205
C22-206	C23-101	C23-102	C23-l 03	C23-104	C23-l05	C23-106	C23-201	C23-202
C23-203	C23-204	C23-205	C23-206	C24-101	C24-102	C24-103	C24-201	C24-203
C24-204	C25-I01	C25-102	C25-104	C25-105	C25-201	C25-203	C25·204	C25-205
C25-206	C26-101	C26-102	C26-104	C26-201	C26-203	C26-204

Hampton Village "H" Units

H01 -102 H02-105 H04-106 H06-203 H06-306	H01-103 H02-106 H05-103 H06-204 H06-307	H0l -104 H02-108 H05-104 H06-207 H06-308	H0l-106 H03-103 H06-101 H06-208 H07-102	H01-107 H03-104 H06-102 H06-301 H07-103	H01-108 H03-105 H06-107 H06-302 H08-101	H02-101 H03-I06 H06-108 H06-303 H08-103	H02-103 H03-107 H16-201 H06-304 H09-102	H02-104 H04-101 H06-202 H06-305 H09-I03
H09-104	H09-l05	H09-106	H09-107	H09-108	H10-101	H10-102	H10-103	H10-106
H10-107	H10-108	H10-203	H10-204	H10-205	H10-206	H10-207	H10-301	H10-302
H10-304	H10-306	H10-307	H10-308	H11-103	H11-105	H11-106	H11-107	H11-108
H11-109	H12-101	H12-102	H12-l03	H12-104	H12-105	H12-106	H12-107	H12-108
H12-201	H12-202	H12-203	H12-205	H12-206	H12-207	H12-208	H12-301	Hl2-302
H12-304	H12-305	Hl 2-306	H13-103	H13-104	H13-105	H14-101	H14-102	H14-104
H14-105	H15-101	H15-106	H15-108	H16-104	H16-105	H16-106	H16-107	H16-108
H16-201	H16-202	H16-203	H16-204	H16-205	H16-206	H16-207	H16-208	H16-301
H16-302	H16-304	H16-306	H16-307	H16-308	H17-102	H17-104	H17-105	H17-106
H17-107	H18-l01	H18-102	H18-103	H18-104	HI 8-105	H18-106	H18-108	H19-l02

A-8

H19-103	H19-104	H19-105	H19-106	H20-101	H20-102	H20-103	H20-104	H20-105
H21-103	H21-105	H21-107	H21-108	H21-109	H21-110	H22-103	H22-104	H22-106
H22-107	H22-108	H22-109	H22-110	H23-101	H23-102	H23-103	H23-104	H23-105
H23-106	H24-101	H24-102	H24-103	H24-105	H24-l08	H23-109

Windsor Village "W" Units

W01-101 W03-204	W0l-204 W04-102	W02-104 W04-104	W02-201 W04-204	W02-203 W05-101	W03-101 W05-104	W03-201 W06-101	W03-202 W06-102	W03-203 W06-104
W06-203	W06-204	W07-101	W07-103	W07-104	W07-201	W07-202	W07-203	W07-204
W08-101	W08-102	W08-104	W08-201	W08-202	W08-204	W09-104	W09-105	W10-101
W10-103	W10-105	W11-104	W11 -106	W12-101	W12-103	W12-104	W12-105	W12-106
W13-102	W13-105	W13-106	W14-102	W14-103	W14-104	W15-101	W15-102	W15-103
W15-104	W15-105	WI5-106	W16-102	W16-103	W16-104	W16-105	W17-101	W17-103
W18-101	W18-102	W18-103	W18-104	W18-201	W18-202	W18-203	W18-204	W19-101
W19-201	W19-204	W20-102	W20-103	W20-104	W20-203	W2l -101	W21-102	W21-103
W21-201	W21-202	W21-204	W22-101	W22-102	W22-103	W22-104	W22-202	W22-203
W22-204	W23-101	W23-102	W23-104	W23-202	W23-203	W24-101	W24-102	W24-103
W24-104	W24-202	W24-203	W24-204	W25-101	W25-102	W25-103	W25-104	W25-203
W26-101	W26-102	W26-103	W26-104	W26-201	W26-202	W27-202	W28-102	W28-103
W28-202	W28-203	W29-102	W29-103	W30-101	W30-102	W30-201	W31-101	W31-103
W31-104	W32-101	W32-103	W33-101	W33-104	W34-101	W34-105	W35-101	W35-102
W35-104	W35-105	W35-106	W36-103	W36-106	W37-101	W37-102	W34-103	W37-104
W37-105 W41-103	W38-101 W41-104	W38-104	W38-106	W39-101	W39-105	W40-101	W41-101	W41-102

Other

Units

C19-102	C08-202	C20-103	C25-103

H06-206	H10-201	H10-303	H11-110	H15-102	H15-104	H15-110	H16-305	H22-105

W03-102

W11-101	W10-102	W36-105	W26-204	W27-201	W36-102	W8-203	W20-101	W33-106
W25-204

H0l-105	H05-101	H06-104	H06-106	H16-103	H17-103	H22-101

C05-204	C08-103	C10-101	C12-102	C12-202	C19-103

W01-201	W05-201	W05-204	W07-102	W10-104	Wl2-102	W16-101	W19-102	W19-104
W21-104	W27-102	W27-203	W28-101	W28-104	W28-204	W29-204	W30-103

A-9

SCHEDULE 1-1

Additional Units

H01-105	H05-101	H06-104	H06-106	H16-103	H17-103	H22-101

C05-204	C08-103	C10-101	C12-102	C12-202	C19-103

W01-201	W05-201	W05-204	W07-102	W10-104	W12-102	W16-101	W19-102	W19-104
W21-104	W27-102	W27-203	W28-101	W28-104	W28-204	W29-204	W30-103

A-10